EXHIBIT 6.0



                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned member of the Board of Directors, hereby constitutes and appoints Kevin M. Robinson as his attorney-in-fact, with full power of substitution, to sign on his behalf and in his name and to file with the Securities and Exchange Commission, or the securities regulatory authority of any state, a Registration Statement on Form S-6 under the Securities Act of 1933, as amended, or any successor form or forms, and the rules and regulations promulgated thereunder, and any and all amendments thereto, including post-effective amendments, exhibits and any and all other appropriate documents in connection therewith or otherwise, relating to the proposed registration and issuance of units, both in the primary and the secondary markets, of unit investment trusts of every kind and nature established in accordance with the Investment Company Act of 1940, in connection with Guggenheim Defined Portfolios, Series 926, for which Guggenheim Funds Distributors, LLC, alone or with others, will act as Depositor or Co-Sponsor and/or Underwriter, and hereby grants unto said attorney-in-fact full power and authority to do and perform each and every lawful act and deed necessary to effectuate such Registration Statements, and to maintain the effectiveness of such Registration Statements for such unit investment trust, that such attorney-in-fact may lawfully do or cause to be done.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 3rd day of April, 2012.

                                                               /s/ Bruce Albelda
                                                               -----------------
                                                                   Bruce Albelda

STATE OF ILLINOIS )
                  )  SS
COUNTY OF DUPAGE  )

         On this 3rd day of April, 2012, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

"OFFICIAL SEAL"
/s/ Susan Pitner
----------------
Notary Public, State of Illinois
My Commission Expires: 4/9/2014



                                POWER OF ATTORNEY

     Know All Men By These Presents, that the undersigned member of the Board of Directors, hereby constitutes and appoints Kevin M. Robinson as his attorney-in-fact, with full power of substitution, to sign on his behalf and in his name and to file with the Securities and Exchange Commission, or the securities regulatory authority of any state, a Registration Statement on Form S-6 under the Securities Act of 1933, as amended, or any successor form or forms, and the rules and regulations promulgated thereunder, and any and all amendments thereto, including post-effective amendments, exhibits and any and all other appropriate documents in connection therewith or otherwise, relating to the proposed registration and issuance of units, both in the primary and the secondary markets, of unit investment trusts of every kind and nature established in accordance with the Investment Company Act of 1940, in connection with Guggenheim Defined Portfolios, Series 870 - 1000, for which Guggenheim Funds Distributors, LLC, alone or with others, will act as Depositor or Co-Sponsor and/or Underwriter, and hereby grants unto said attorney-in-fact full power and authority to do and perform each and every lawful act and deed necessary to effectuate such Registration Statements, and to maintain the effectiveness of such Registration Statements for such unit investment trust, that such attorney-in-fact may lawfully do or cause to be done. In Witness Whereof, the undersigned has hereunto set his hand this 1st day of June, 2012.



                                                          /s/Donald Cacciapaglia
                                                          ----------------------
                                                             Donald Cacciapaglia

State  of  Illinois     )
                        )  SS
County  of  DuPage      )

     On this 1st day of June, 2012, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

"Official  Seal"
/s/ Susan Pitner
----------------
Notary Public, State of Illinois
My Commission Expires: 4/9/2014


                               POWER OF ATTORNEY

     Know All Men By These Presents, that the undersigned member of the Board of Directors, hereby constitutes and appoints Kevin M. Robinson as his attorney-in-fact, with full power of substitution, to sign on his behalf and in his name and to file with the Securities and Exchange Commission, or the securities regulatory authority of any state, a Registration Statement on Form S-6 under the Securities Act of 1933, as amended, or any successor form or forms, and the rules and regulations promulgated thereunder, and any and all amendments thereto, including post-effective amendments, exhibits and any and all other appropriate documents in connection therewith or otherwise, relating to the proposed registration and issuance of units, both in the primary and the secondary markets, of unit investment trusts of every kind and nature established in accordance with the Investment Company Act of 1940, in connection with Guggenheim Defined Portfolios, Series 926, for which Guggenheim Funds Distributors, LLC, alone or with others, will act as Depositor or Co-Sponsor and/or Underwriter, and hereby grants unto said attorney-in-fact full power and authority to do and perform each and every lawful act and deed necessary to effectuate such Registration Statements, and to maintain the effectiveness of such Registration Statements for such unit investment trust, that such attorney-in-fact may lawfully do or cause to be done. In Witness Whereof, the undersigned has hereunto set his hand this 1st day of June, 2012.


                                                         /s/ Dominick Cogliandro
                                                         -----------------------
                                                             Dominick Cogliandro

State  of  Illinois     )
                        )  SS
County  of  DuPage      )

     On this 1st day of June, 2012, personally appeared before me, a Notary Public in and for said County and State, the person named above who is known to me to be the person whose name and signature is affixed to the foregoing Power of Attorney and who acknowledged the same to be his voluntary act and deed for the intent and purposes therein set forth.

"Official  Seal"
/s/ Susan Pitner
----------------
Notary Public, State of Illinois
My Commission Expires: 4/9/2014